UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  May 30, 2006

                         COMMISSION FILE NO.:  000-32885

                           PEDIATRIC PROSTHETICS, INC.
               ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 IDAHO                                68-0566694
      ---------------------------           -------------------------------
     (STATE OR OTHER JURISDICTION          (IRS EMPLOYER IDENTIFICATION NO.)
      OF INCORPORATION)

                   12926 WILLOWCHASE DRIVE, HOUSTON, TEXAS 77070
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (281) 897-1108
                             -----------------------
                            (ISSUER TELEPHONE NUMBER)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 30, 2006 (the "Closing"), Pediatric Prosthetics, Inc. (the "Company," "we," "us") entered into a Securities Purchase Agreement ("Purchase Agreement") with AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners,

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LLC;  and  New  Millennium  Capital  Partners  II,  LLC  (each a "Purchaser" and collectively the "Purchasers"), pursuant to which the Purchasers agreed to purchase $1,500,000 in convertible debt financing. Pursuant to the Securities
Purchase Agreement, we agreed to sell the investors $1,500,000 in Callable Secured Convertible Notes (the "Debentures"), which are to be payable in three tranches, $600,000 of which was received by the Company on or around May 31, 2006, in connection with the entry into the Securities Purchase Agreement; $400,000 upon the filing of a registration statement to register shares of common stock which the Debentures are convertible into as well as the shares of common stock issuable in connection with the exercise of the Warrants (defined below); and $500,000 upon the effectiveness of such registration statement. The Debentures are to be convertible into our common stock at a discount to the then trading value of our common stock as described in greater detail below. Additionally, in connection with the Securities Purchase Agreement, we agreed to issue the Purchasers warrants to purchase an aggregate of 50,000,000 shares of our common stock at an exercise price of $0.10 per share (the "Warrants"). We agreed to register the shares of common stock which the Debentures are convertible into and the shares of common stock which the Warrants are exercisable for on a Form SB-2 registration statement. We secured the Debentures pursuant to the Security Agreement and Intellectual Property Security Agreement, described below.

     We also agreed in the Purchase Agreement to use our best efforts to increase our key man life insurance on our President and Director, Linda Putback-Bean and our Vice President and Director Kenneth W. Bean on or before fifteen (15) business days from the Closing.

     The $600,000 we received from the Purchasers at the Closing, in connection with the sales of the Debentures was distributed as follows:

     o $100,000 to Lionheart Associates, LLC doing business as Fairhills Capital ("Lionheart"), as a finder's fee in connection with the funding (we also have agreed to pay Lionheart an additional $50,000 upon the payment of the next tranche of the funding by the Purchasers);

     o $18,000 to Geoff Eiten, as a finder's fee in connection with the funding (we also have agreed to pay Mr. Eiten an additional $27,000 upon the payment of additional tranches of funding by the Purchasers);

     o $75,000 in legal fees and closing payments to our counsel, the Purchaser's counsel and certain companies working on the Purchaser's behalf;

     o $10,000 to be held in escrow for the payment of additional key man life insurance on Linda Putback-Bean and Kenneth W. Bean, as described above; and

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     o    $370,000  to  us,  which  we  anticipate  spending  on  legal  and accounting fees in connection with the filing of our amended Form 10-SB, outstanding reports on Form 10-QSB, and Form SB-2 registration statement, as well as marketing and promotional fees and inventory costs, as well as other general working capital purposes.

                       CALLABLE SECURED CONVERTIBLE NOTES

     Pursuant to the Purchase Agreement, we agreed to sell the Purchasers an aggregate of $1,500,000 in Debentures, which Debentures bear interest at the rate of six percent (6%) per annum, payable quarterly in arrears, provided that no interest shall be due and payable for any month in which the trading value of our common stock is greater than $0.10375 for each day that our common stock trades. Any amounts not paid under the Debentures when due bear interest at the rate of fifteen percent (15%) per annum until paid. The conversion price of the Debentures is equal to 50% of the trading price of our common stock on any trading day, during which we receive a notice of conversion from the Purchasers, provided the conversion price shall increase to 55% of the trading price of our common stock in the event our Registration Statement to be filed to register the shares convertible into common stock in connection with the Debentures is filed on or before the sixtieth (60th) day from the date of the Closing, Friday, July 28, 2006; and such conversion price shall increase to 60% of the trading price of our common stock in the event that such Registration Statement becomes effective on or before the one hundred and forty-fifth (145th) day after the Closing (the "Conversion Price").

     Furthermore, the Purchasers have agreed to limit their conversions of the Debentures to no more than the greater of (1) $80,000 per calendar month; or (2) the average daily volume calculated during the ten business days prior to a conversion, per conversion.

     Pursuant to the Debentures, the Conversion Price is automatically adjusted if, while the Debentures are outstanding, we issue or sell, any shares of common stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Conversion Price then in effect, with the consideration paid per share, if any being equal to the new Conversion Price; provided however, that each Purchaser has agreed to not convert any amount of principal or interest into shares of common stock, if, as a result of such conversion, such Purchaser and affiliates of such Purchaser will hold more than 4.99% of our outstanding common stock.

     "Events  of  Default"  under  the  Debentures  include:

     1.   Our  failure  to  pay  any  principal  or  interest  when  due;

     2. Our failure to issue shares of common stock to the Purchasers in connection with any conversion as provided in the Debentures;

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     3.   Our failure  to  file  a  Registration  Statement  covering the shares of common stock convertible which the Debentures are convertible into within sixty (60) days of the Closing, or obtain effectiveness of such Registration Statement within one hundred and forty-five (145) days of the Closing, or if such Registration Statement once effective, ceases to be effective for more than ten (10) consecutive days or more than twenty (20) days in any twelve (12) month period;

     4.   Our entry into bankruptcy or the appointment of a receiver or trustee;

     5.   Our breach  of  any  covenants  in  the  Debentures  or  Purchase
          Agreement, if such breach continues for a period of ten (10) days after written notice thereof by the Purchasers, or our breach of any representations or warranties included in any of the other agreements entered into in connection with the Closing;

     6. If any judgment is entered against us or our property for more than $100,000, and such judgment is unvacated, unbonded or unstayed for a period of twenty (20) days, unless otherwise consented to by the Purchasers, which consent will not be unreasonably withheld;

     7. If we fail to maintain the listing of our common stock on the OTCBB or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange within 180 days from the date of Closing; or

     Upon the occurrence of and during the continuance of an Event of Default, the Purchasers can make the Debentures immediately due and payable, and can make us pay the greater of (a) 130% of the total remaining outstanding principal amount of the Debentures, plus accrued and unpaid interest thereunder, or (b) the total dollar value of the number of shares of common stock which the funds referenced in section (a) would be convertible into (as calculated in the Debentures), multiplied by the highest closing price for our common stock during the period we are in default. If we fail to pay the Purchaser's such amount within five (5) days of the date such amount is due, the Purchasers can require us to pay them in the number of shares of common stock the greater of (a) or (b) is convertible into at the Conversion Rate then in effect.

     Pursuant to the Debentures, we have the right, assuming (a) no Event of Default has occurred or is continuing, (b) that we have a sufficient number of authorized but unissued shares of common stock, (c) that our common stock is trading at or below $0.20 per share, and (d) that we are then able to prepay the Debentures as provided in the Debentures, to make an optional prepayment of the outstanding amount of the Debentures equal to 120% of the amount outstanding under the Debentures (plus any accrued an unpaid interest thereunder) during the first 180 days after the Closing, 130% of the outstanding amount of the Debentures (plus any accrued an unpaid interest thereunder) between 181 and 360 days after the Closing, and 140% thereafter, after giving ten (10) days written notice to the Purchasers.

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     Additionally,  pursuant  to the Debentures, we have the right, in the event the average daily price of our common stock for each day of any month the Debentures are outstanding is below $0.20 per share, to prepay a portion of the outstanding principal amount of the Debentures equal to 101% of the principal amount of the Debentures divided by thirty-six (36) plus one month's interest. Additionally, the Purchasers have agreed in the Debentures to not convert any principal or interest into shares of common stock in the event we exercise such prepayment right.

     At the Closing, we entered into a Security Agreement and an Intellectual Property Security Agreement (collectively, the "Security Agreements"), with the Purchasers, whereby we granted the Purchasers a security interest in, among other things, all of our goods, equipment, machinery, inventory, computers, furniture, contract rights, receivables, software, copyrights, licenses, warranties, service contracts and intellectual property to secure the repayment of the Debentures.

                             STOCK PURCHASE WARRANTS

     In connection with the Closing, we sold an aggregate of 50,000,000 Warrants to the Purchasers, which warrants are exercisable for shares of our common stock at an exercise price of $0.10 per share (the "Exercise Price"). Each Purchaser, however, has agreed not to exercise any of the Warrants into shares of common stock, if, as a result of such exercise, such Purchaser and affiliates of such Purchaser will hold more than 4.9% of our outstanding common stock.

     The Warrants expire, if unexercised at 6:00 p.m., Eastern Standard Time on May 30, 2013. The Warrants also include reset rights, which provide for the Exercise Price of the Warrants to be reset to a lower price if we (a) issue any warrants or options (other than in connection with our Stock Option Plans), which have an exercise price of less than the then market price of the common stock, as calculated in the Warrants, at which time the Exercise Price of the Warrants will be equal to the exercise price of the warrants or options granted, as calculated in the Warrants; or (b) issue any convertible securities, which have a conversion price of less than the then market price of the common stock, as calculated in the Warrants, at which time the Exercise Price of the Warrants will be equal to the conversion price of the convertible securities, as calculated in the Warrants.

     Pursuant to the Warrants, until we register the shares of common stock which the Warrant is exercisable for, the Warrants have a cashless exercise feature, where the Purchasers can exercise the Warrants and pay for such exercise in shares of common stock, in lieu of paying the exercise price of such Warrants in cash.

                          REGISTRATION RIGHTS AGREEMENT

     Pursuant to the Registration Rights Agreement entered into at the Closing, we agreed to file a registration statement on Form SB-2, to register two (2) times the shares of common stock which the Debentures are convertible into (to account for changes in the Conversion Rate and the conversion of interest on the Debentures) as well as the shares of common stock issuable in connection with the exercise of the Warrants, within sixty (60) days of the Closing and use our

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best  efforts  to  obtain  effectiveness  of such registration statement as soon there after as possible. However, we do not currently have enough authorized but unissued shares to allow for such conversion and/or exercise by the Purchasers and therefore plan to file an information statement with the SEC to allow for shareholder approval to affect an increase in our authorized shares in connection with such registration statement filing, subsequent to the filing of this report.

     If we do not obtain effectiveness of the registration statement with the SEC within one hundred and forty-five (145) days from the Closing date, or if after the registration statement has been declared effective by the SEC, sales of common stock cannot be made pursuant to the registration statement, or our common stock ceases to be traded on the Over-the-Counter Bulletin Board (the "OTCBB") or any equivalent replacement exchange, then we are required to make payments to the Purchasers in connection with their inability and/or delay to sell their securities. The payments are to be equal to the then outstanding amount of the principal amount of the Debentures, multiplied by $0.02, multiplied by the number of months after such one hundred and forty-five (145) day period and/or the date sales are not able to be effected under the registration statement, pro rated for partial months. For example, for each month that passes in which we fail to obtain effectiveness of our registration statement, after the end of the one hundred and forty-five (145) day period, we would owe the Purchasers and aggregate of $20,000 in penalty payments, based on $1,000,000 then outstanding under the Debentures ($600,000 in debentures sold to the Purchasers at the Closing, plus $400,000 in Debentures sold to the Purchasers upon filing the registration statement).

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On May 30, 2006, we entered into a Securities Purchase Agreement, with various third parties (the "Purchasers") to sell an aggregate of $1,500,000 in Callable Secured Convertible Notes, which bear interest at the rate of 6% per annum (the "Debentures"), of which an aggregate of $600,000 in Debentures was sold to the Purchasers on May 30, 2006, and the remaining $900,000 is to be sold in two separate tranches, $400,000 on or around the date we file a registration statement to register the shares of common stock the Debentures are convertible into, and $500,000 upon the date such registration statement is declared effective by the SEC. We claim an exemption from registration provided by Rule 506 of Regulation D for the above issuances.

     In connection with the sale of the Debentures, we issued the various third party Purchasers Stock Purchase Warrants to purchase an aggregate of 50,000,000 shares of our common stock at an exercise price of $0.10 per share, which warrants expire if unexercised on May 30, 2013. We claim an exemption from registration provided by Rule 506 of Regulation D for the issuance of the warrants.

     We also agreed to issue a finder, Lionheart Associates, LLC doing business as Fairhills Capital ("Lionheart"), a finder's fee in connection with the funding which included warrants to purchase up to 2,000,000 shares of our common stock at an exercise price of $0.10 per share. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, since the

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foregoing  transaction  did  not  involve  a  public offering, the recipient had access to information that would be included in a registration statement, took the shares for investment and not resale and we took appropriate measures to restrict transfer.

     Additionally, in connection with the closing of the sale of the Debentures, described above, we agreed to issue Geoff Eiten, as a finder's fee in connection with the funding, 3,000,000 warrants to purchase shares of our common stock at an exercise price of $0.10 per share. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, since the foregoing transaction did not involve a public offering, the recipient had access to information that would be included in a registration statement, took the shares for investment and not resale and we took appropriate measures to restrict transfer.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit No.        Description
----------   ------------------------
10.1*        Securities  Purchase  Agreement
10.2*        Callable Secured Convertible  Note  with  AJW  Offshore,  Ltd.
10.3*        Callable Secured  Convertible  Note  with  AJW  Partners,  LLC
10.4*        Callable Secured Convertible Note with AJW Qualified Partners, LLC
10.5*        Callable Secured Convertible Note with New Millennium  Capital
                Partners  II,  LLC
10.6*        Stock  Purchase  Warrant  with  AJW  Offshore,  Ltd.
10.7*        Stock  Purchase  Warrant  with  AJW  Partners,  LLC
10.8*        Stock  Purchase  Warrant  with  AJW  Qualified Partners,  LLC
10.9*        Stock Purchase Warrant with New Millennium Capital Partners II, LLC
10.10*       Security  Agreement
10.11*       Intellectual  Property  Security  Agreement
10.12*       Registration Rights Agreement

*  Attached  hereto.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PEDIATRIC PROSTHETICS, INC.
                                  ---------------------------

                                  June 2, 2006

                                  /s/ Linda Putback-Bean
                                  -------------------------
                                  Linda Putback-Bean,
                                  Chief Executive Officer

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